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                              Loomis Sayles Funds
                   Loomis Sayles Investment Grade Bond Fund



              Supplement dated May 11, 1999 to Fixed Income Funds
       Institutional and Retail Class Prospectuses dated January 1, 1999


The Loomis Sayles Investment Grade Bond Fund has changed its dividend payment policy and now will declare and pay dividends monthly. It is expected that the first monthly dividend will be paid on or about July 7, 1999.